SSGA ACTIVE TRUST

Supplement dated July 7, 2017 to the Prospectus

dated October 31, 2016, as supplemented

SPDR® DoubleLine Total Return Tactical ETF

Effective immediately, the third paragraph of “The Fund’s Principal Investment Strategy” section on page 36 of the Prospectus is deleted and replaced with the following:

The Portfolio intends to invest at least 20% of its net assets in mortgage-backed securities of any maturity or type guaranteed by, or secured by collateral that is guaranteed by, the U.S. Government, its agencies, instrumentalities or sponsored corporations, or in privately issued mortgage-backed securities rated at the time of investment Aa3 or higher by Moody’s Investor Service, Inc. (“Moody’s”) or AA- or higher by Standard & Poor’s Rating Service (“S&P”) or the equivalent by any other nationally recognized statistical rating organization (“NRSRO”) or, if unrated by an NRSRO, securities that are determined by the Sub-Adviser to be of comparable quality. The Portfolio may invest up to 20% of the fixed income portion of its portfolio, in the aggregate, in non-agency RMBS, CMBS and ABS. The Portfolio may invest a substantial portion of its assets in U.S. agency mortgage pass-through securities. The term “U.S. agency mortgage pass-through security” refers to a category of pass-through securities backed by pools of mortgages and issued by one of several U.S. Government-sponsored enterprises: Ginnie Mae, Fannie Mae or Freddie Mac. The Portfolio will seek to obtain exposure to U.S. agency mortgage pass-through securities primarily through the use of “to-be-announced” or “TBA Transactions”. “TBA” refers to a commonly used mechanism for the forward settlement of U.S. agency mortgage pass-through securities, and not to a separate type of mortgage-backed securities. Most transactions in mortgage pass-through securities occur through the use of TBA Transactions. TBA Transactions generally are conducted in accordance with widely-accepted guidelines which establish commonly observed terms and conditions for execution, settlement and delivery. In a TBA Transaction, the buyer and seller decide on general trade parameters, such as agency, settlement date, par amount, and price. The actual pools delivered generally are determined prior to settlement date.

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